                                  [BIRD SYMBOL]

                              COLUMBIA SPECIAL FUND


       ==================================================================
                                   PROSPECTUS
       ==================================================================

                                FEBRUARY 20, 2001

                                FEBRUARY 20, 2001

                                   PROSPECTUS


-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


INTRODUCTION                       1    A Team Approach to Investing
                                   2    Risk of Investing in Mutual Funds
                                   2    Stock Fund Investing
                                   2    Columbia Special Fund
-------------------------------- ------ ---------------------------------------
MANAGEMENT                         7    Columbia Investment Team
-------------------------------- ------ ---------------------------------------
INVESTOR SERVICES                  7    Buying or Selling Shares
                                   8    Exchanging Shares
                                   8    Important Fund Policies
                                   8    Distributions and Taxes
-------------------------------- ------ ---------------------------------------
MORE ABOUT THE FUND                9
-------------------------------- ------ ---------------------------------------
ANNUAL REPORT                     11



         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                  INTRODUCTION

This Prospectus is designed for use by participants of employee benefit plans and provides important information about investing in Columbia Special Fund, Inc. (the "Fund") by describing the following:

[man with a telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------

[fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------

[people symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------

[graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------

[percent symbol] EXPENSES
--------------------------------------------------------------------

[bag of money symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------

For additional information about the Fund and its risks, please refer to "More About the Fund" in the back of this Prospectus.

A TEAM APPROACH TO INVESTING

Columbia takes a unique approach to investing, where the Fund is managed using the expertise of the entire Investment Team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders.

As part of its active management, Columbia's Investment Team meets weekly to review and discuss the dynamics of the overall investment and economic environment, taking into account broad indicators such as economic growth, inflation, interest rates, monetary policy, demographics and money flows. This evaluation leads to the development of broad investment themes, which create a framework for industry and stock selection. The macroeconomic evaluation also provides a guide for selecting market capitalizations. Investment themes are based on the review and discovery of changes in the environment that may not yet be widely recognized or understood by the rest of the investment community. Investment themes are also developed based on secular trends that the Investment Team sees unfolding over a long period of time. This approach to investment management is often referred to as "top down, sector rotation."

Following this "top down" overview, the small/mid cap team meets separately to discuss strategy and select securities based on fundamental and technical analysis. This involves a bottom-up review of individual companies, where the team looks at such factors as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, dividend payment history and potential, price/earnings and price/book ratios, as well as investment in research and development. In the small-cap and mid-cap sectors, bottom-up analysis is even more critical to uncovering companies whose products or services are offering a competitive advantage.

RISK OF INVESTING IN MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. The value of your investment will likely fluctuate. Because you could lose money by investing in the Fund, please be sure to read all the risk disclosure carefully before investing. The description of the Fund contains a discussion of principal investment risks.

STOCK FUND INVESTING

Stock funds invest principally in the stocks of public companies. Companies sell shares of stock to help finance their business. Returns on stocks are earned through a combination of dividends paid on each share and any increase or decrease in the market price of the shares. The smaller the market capitalization of a company, generally the less likely it will pay dividends. That's because companies with a small market capitalization tend to use excess earnings to help fund growth. There are three generally accepted categories for market capitalization of U.S. companies, which is the total value of a company's outstanding stock. As of the date of this Prospectus, LARGE-CAP generally refers to companies with $9 billion or more in outstanding stock, MID-CAP is considered to have approximately $2 to $9 billion and SMALL-CAP is considered to have less than $2 billion.

Generally, stock fund returns fluctuate more than bond and money market fund returns, but stocks historically have offered investors the most long-term growth. A stock fund varies in its level of risk or volatility, depending upon the types and average market capitalization of the stocks it holds. As a general rule, the smaller a company's market cap, the more volatile its stock price is likely to be.


                              COLUMBIA SPECIAL FUND

[man with a telescope symbol] GOAL AND STRATEGY
--------------------------------------------------------------------------------
The Fund seeks significant capital appreciation by investing in a portfolio of stocks of small- and mid-cap companies. The Fund may invest in special situations such as initial public offerings ("IPOs"); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers.

Although the Fund intends to invest primarily in small- to mid-cap companies, it may invest in larger companies when Columbia believes they offer comparable capital appreciation opportunities or to stabilize the Fund's portfolio. Columbia will constantly monitor economic conditions to determine the appropriate percentage of the Fund's assets that will be invested in small- to mid-cap companies.

The Fund may also invest into securities convertible into or exercisable for common stock (including preferred stock, warrants, and debentures) and certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in foreign securities.

[fire symbol] INVESTMENT RISKS
--------------------------------------------------------------------------------
This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.

The small- and mid-cap stocks held are subject to greater risk than large-cap stocks because:

- Their issuers may have limited operating histories, fewer financial resources, inexperienced management, and may depend on a small number of products or services
- Small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to market effect.

Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector. With a significant portion of the Fund's total assets invested in technology stocks, sector risk is high for the Fund.

When the Fund invests in foreign issuers, its total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.


[people symbol] WHO SHOULD INVEST?
--------------------------------------------------------------------------------
This Fund is appropriate for:

-    Long-term, aggressive growth investors
- Those looking to diversify their large-cap stock portfolios with small- and mid-cap stock investments
-    Those willing to accept substantial price fluctuations

[graph symbol] HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to a broad market index and an index with a similar investment strategy. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

Bar chart depicting:

1991     50.46%
1992     13.70%
1993     21.68%
1994     2.29%
1995     29.53%
1996     13.07%
1997     12.64%
1998     16.64%
1999     36.33%
2000     13.84%

BEST QUARTER:                                 4Q '99        37.43%
WORST QUARTER:                                4Q '00       -12.84%
--------------------------------------------- ------------ -----------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                                              1 YEAR       5 YEARS       10 YEARS
--------------------------------------------- ------------ ------------- ------------ --------------
COLUMBIA SPECIAL FUND                         13.84%       18.18%        20.32%
S&P MID CAP 400 INDEX                         17.50%       20.42%        19.86%
RUSSELL MIDCAP INDEX                            8.25%      16.68%        18.28%
RUSSELL MIDCAP GROWTH INDEX                   -11.75%      17.77%        18.10%

The S&P Mid Cap 400 Index is an unmanaged index generally considered representative of the U.S. market for mid-cap stocks. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios. The adviser intends to replace the S&P Mid Cap 400 Index with the Russell Midcap Index as the Fund's broad market index, as it more accurately reflects the investment strategy of the Fund.


[percent symbol]  EXPENSES
--------------------------------------------------------------------------------

As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

--------------------------------------------------------------------------------
     FEE TABLE

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
     ARE PAID OUT OF FUND ASSETS)
              Management Fees                                             0.86%
              Distribution and/or Service (12b-1) Fees                    None
              Other Expenses                                              0.13%

                                Total Annual Fund Operating Expenses      0.99%

--------------------------------------------------------------------------------

This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 Year                3 Years           5 Years           10 Years
--------------------- ----------------- ----------------- ----------------
$101                  $315              $547              $1,213

[money bag symbol] FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, are included in the Fund's annual report, which follows this Prospectus, starting on page 10.

                                                              2000           1999          1998            1997          1996
                                                          --------------  ------------  ------------   ------------- -------------
NET ASSET VALUE, BEGINNING OF YEAR .....................     $ 29.93        $ 23.62       $ 20.62        $ 19.85       $ 21.44
                                                          --------------  ------------  ------------   ------------- -------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ......................       (0.10)         (0.16)        (0.03)          0.01         (0.06)
     Net realized and unrealized gains on investments...        4.45           8.74          3.40           2.50          2.85
                                                          --------------  ------------  ------------   ------------- -------------
              Total from investment operations                  4.35           8.58          3.37           2.51          2.79
                                                          --------------  ------------  ------------   ------------- -------------

LESS DISTRIBUTIONS:
      Dividends from net investment income .............           -              -         (0.01)             -             -
      Distributions from capital gains .................       (8.29)         (2.27)        (0.00) *       (2.10)        (4.38)
                                                          --------------  ------------  ------------   ------------- -------------
              Total distributions.......................       (8.29)         (2.27)        (0.01)         (2.10)        (4.38)
                                                          --------------  ------------  ------------   ------------- -------------

NET ASSET VALUE, END OF YEAR ...........................     $ 25.99        $ 29.93       $ 23.62        $ 20.26       $ 19.85
                                                          ==============  ============  ============   ============= =============

TOTAL return............................................       13.84%         36.33%        16.64%         12.64%        13.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).................$   1,095,525      $ 918,322      $969,359      $1,249,718    $1,585,284
Ratio of expenses to average net assets................         0.99%          1.09%         1.03%           0.98%         0.94%
Ratio of net investment income (loss)
  to average net assets................................        (0.38)%        (0.64)%       (0.09)%         0.04%         (0.29)%
Portfolio turnover rate................................          169%           135%          135%           166%          150%

* Amount represents less than $0.01 per share.

                                   MANAGEMENT

The Fund's investment adviser is Columbia Funds Management Company ("Columbia"), P.O. Box 1350, Portland, Oregon 97207-1350. Columbia is responsible for managing the Fund's portfolio and its business affairs, subject to oversight by the Fund's Board of Directors. Columbia or its predecessor has acted as an investment adviser since 1967.

For the year ended December 31, 2000, the investment advisory fee paid to Columbia by the Fund, expressed as a percentage of net assets, was 0.86%.

COLUMBIA INVESTMENT TEAM

Columbia's Investment Team is responsible for developing investment themes and strategies for the Fund. Thomas L. Thomsen is Chairman, Chief Investment Officer and a Director of Columbia and supervises the Team's activities. Prior to joining Columbia in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).

Since 1998, Richard J. Johnson has been responsible for implementing and maintaining the investment themes and strategies developed by the Team, while adhering to the specific goal and strategy of the Fund. A Senior Vice President of Columbia and a Chartered Financial Analyst, Mr. Johnson joined Columbia in 1994. Previously, he served as a Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). A 1980 graduate of Occidental College, Mr. Johnson received a Master of Business Administration degree from the Anderson School of Management at UCLA in 1990.

PERSONAL TRADING

Members of the Investment Team and other employees of the Fund or Columbia are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Fund and Columbia. The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Fund or its shareholders. For more information on the Code of Ethics and specific trading restrictions, see the Fund's Statement of Additional Information.

                              INVESTOR SERVICES

This section is designed to acquaint you with the different services and policies associated with an investment in the Fund.

BUYING OR SELLING SHARES

Shares of the Fund offered by this Prospectus are available through your employer retirement plan. Your plan administrator or employee benefits office can provide you with information about how to buy and sell shares of the Fund.

EXCHANGING SHARES

Your retirement plan may permit you to exchange your investment in shares of the Fund for shares of another Fund in the Columbia Family of Funds or for shares of another option available under the plan. See your plan administrator or employee benefits office for details on the rules in your plan governing exchanges.

IMPORTANT FUND POLICIES

HOW SHARES ARE PRICED.
All purchases, redemptions and exchanges will be processed at the net asset value ("NAV") next calculated after your request is received and accepted by the Fund. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time).

Shares will only be priced on days that the NYSE is open for trading. The NAV of the Fund is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of outstanding shares. The Fund uses market prices in valuing portfolio securities. Securities for which market quotations are not available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost, which approximates market value.

                             DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS.
The Fund distributes to shareholders its net investment income and net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is declared and paid in December, and net realized long-term capital gains (gains realized on the sale of a security by the Fund) are declared and paid in December. Participants in employer-sponsored retirement plans must reinvest all distributions.

TAX EFFECT OF DISTRIBUTIONS

SHAREHOLDERS OF THE FUND.
Distributions from the Fund are generally not taxable to shareholders who purchase Fund shares through an employer-sponsored retirement plan. Instead, the distributions will accumulate in your retirement plan account on a tax-deferred basis, and taxes normally will be paid when you make withdrawals from your account. Please consult your plan administrator for more information about the tax consequences of making purchases or withdrawals through your employer-sponsored retirement plan.

TAXABILITY OF TRANSACTIONS.
If you purchase your Fund shares through an employer-sponsored retirement plan account, the exchange of Fund shares for another investment fund available under your plan will generally not result in any taxable income. Shareholders are responsible for any tax liabilities generated by their transactions.

  ---------------------------------------------------------------------------
    State and local taxes are beyond the scope of this discussion. This section provides only a brief summary of tax information related to the Fund. You should consult your tax professional or plan administrator about the tax consequences of investing in the Fund and your retirement plan.
 ---------------------------------------------------------------------------


                               MORE ABOUT THE FUND

This section contains additional information about the Fund and its risks. For a more detailed description of the Fund and its investment strategy and risks, please request a copy of the Fund's Statement of Additional Information.

TEMPORARY INVESTMENTS.
Under adverse market conditions, the Fund may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

PORTFOLIO TURNOVER.
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, however, the Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase the Fund's transaction costs, including brokerage commissions. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights" in the description of the Fund at the beginning of this Prospectus.

FOREIGN INVESTMENTS.

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository

Receipts (ADRs) and Global Depository Receipts (GDRs). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments. In addition, to the extent that the securities are denominated in a foreign currency, the value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which foreign securities are denominated.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

DERIVATIVES

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses.

FOR YOUR INFORMATION

You can find additional information about the Fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS.
While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. The reports also include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

STATEMENT OF ADDITIONAL INFORMATION ("SAI").
The SAI supplements the Prospectus and contains further information about the Fund and its investment restrictions, risks and polices.

A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. A copy of the Fund's annual report is attached to this Prospectus. You can get additional free copies of the current annual/semiannual report and copies of the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                                    COLUMBIA FUNDS
                                    1301 S.W. Fifth Avenue
                                    Portland, Oregon  97201
                                    Telephone:       Portland (503) 222-3606
                                                     Nationwide 1-800-547-1707
                                                     www.columbiafunds.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's e-mail address of publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-4362

                              2000 ANNUAL REPORT
                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
     We are pleased to present the Columbia Special Fund 2000 Annual Report.
The following pages contain detailed financial information for the Columbia Special Fund for the year ended December 31, 2000.

A VOLATILE INVESTMENT ENVIRONMENT

The investment environment during the year 2000 was exceptionally volatile and represented a turning point for the economy and the markets. During the first half of the year, the Fed continued on its tightening path, increasing interest rates three times in an effort to slow growth to a more sustainable pace. Rising energy prices, strong consumer demand and low unemployment had contributed to fears that rapid economic growth would lead to inflation.

In late spring and summer, tentative signs of an economic slowdown appeared when consumer spending began to moderate and housing starts declined. Evidence of a slowing economy continued to accumulate through the year. Third quarter GDP expanded at 2.2% and fourth quarter GDP slowed to an estimated 1.4%. The transition to a slower growth environment resulted in lowered expectations for revenue and profit growth, leading to a dramatic decline in equity prices, especially in the telecommunications and technology sectors. As the year ended, it became increasingly clear that economic growth was decelerating more rapidly than anticipated. The Fed shifted from a tightening bias to an easing bias at its December meeting and followed up by cutting short-term interest rates a total of 1.00% in January 2001.

Reflecting the turmoil in the equity markets, the S&P 500 returned -9.11% for the year, posting its worst annual loss since 1974. The technology-heavy NASDAQ Composite Index posted its worst year in history, falling 39.29% for the year and tumbling more than 50% from its peak in March.

NASDAQ Falls in 2000


[GRAPH]

Annual Returns
            1972    17.18%
            1973   -31.06%
            1974   -35.11%
            1975    29.76%
            1976    26.10%
            1977     7.33%
            1978    12.31%
            1979    28.11%
            1980    33.88%
            1981    -3.21%
            1982    18.67%
            1983    19.87%
            1984   -11.22%
            1985    31.48%
            1986     7.26%
            1987    -5.26%
            1988    15.40%
            1989    19.26%
            1990   -17.80%
            1991    56.84%
            1992    15.45%
            1993    14.75%
            1994    -3.20%
            1995    39.92%
            1996    22.71%
            1997    21.64%
            1998    39.63%
            1999    85.58%
            2000   -39.29%

Source: Hypo

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

STOCKS REFLECT EXPECTATIONS OF SLOWER GROWTH

The decline in stock prices during the fourth quarter reflected expectations for more moderate economic and earnings growth in 2001. Weakness in the equity markets was exacerbated by concerns that a negative wealth effect, combined with higher energy prices and higher interest rates, would diminish consumer confidence and subdue spending. Within the S&P 500, the best performing sectors during 2000 were utility, health care and financial stocks, which tend to be less sensitive to downturns in the economy. On the other hand, the technology and telecommunications sectors, which led performance in 1999, declined about 40% each. As the year progressed, we increased portfolio exposure to sectors that were expected to benefit from the change in Fed policy, such as financials and early cyclicals (like paper and chemicals). We increased holdings in the Aging of America theme as we scaled back on technology holdings most sensitive to a slowing economic environment.


SEEKING DEPENDABLE EARNINGS GROWTH

Earnings growth is expected to retreat from the extraordinary levels seen in late 1999 and in early 2000. Corporate earnings reported for the third quarter continued to be strong, although expectations for the fourth quarter and early 2001 have declined. We continue to have confidence in the long-term trends underlying our investment themes, particularly Technology Age. Recently, we have begun adding to technology and telecommunications holdings in response to oversold market conditions and the shift in monetary policy. At this time, we are also de-emphasizing the Aging of America theme in favor of our newly adopted Beneficiaries of Policy Change theme. As a result, we are increasing our exposure to companies -- such as financials and early cycle stocks -- that should benefit from the shift in monetary policy, as well as from proposed changes in fiscal policy, such as a cut in the federal tax rate.

ECONOMIC GROWTH SLOWS

[GRAPH]


3Q '99                       5.7%
4Q '99                       8.3%
1Q '00                       4.8%
2Q '00                       5.6%
3Q '00                       2.2%
4Q '00                       1.4%

Source: U.S. Department of Commerce

COLUMBIA SPECIAL FUND
--------------------------------------------------------------------------------

FUND PERFORMANCE

Despite a volatile market environment, Columbia Special Fund finished the year up 13.84%. In comparison, the Russell Midcap was up 8.25%, the S&P Mid Cap 400 was up 17.50%, and the Russell Midcap Growth was down -11.75%. Since early March, growth stocks underperformed value stocks, with the technology sector under particular pressure.

A CHALLENGING MARKET ENVIRONMENT

The year began with U.S. economic expansion continuing its record pace, markets climbing to new heights, and the Federal Reserve in the midst of a tightening policy. With strong consumer demand, rising energy prices and low unemployment, the Fed instituted rate hikes totaling 1.00% during the first half of the year in an effort to slow growth to a more sustainable pace and contain inflationary pressures.

By the third quarter, evidence of a slowing economy was accumulating and companies began ratcheting down their earnings projections. The more rapid than expected economic slowdown and resulting drop in earnings prospects were perhaps the most critical factors in poor overall market performance in the fourth quarter. Uncertainty regarding the outcome of the presidential election also contributed to the widespread declines. By year-end, valuations had been compressed marketwide, with the most severe damage done to technology stocks with very high price-to-earnings ratios. Their prospects for maintaining rapid earnings growth suddenly dimmed and many companies announced disappointing earnings.

AVOIDING NON-EARNINGS TECH STOCKS

The Fund generated a positive return for the year despite its growth bias and the difficult market environment. One reason for the Fund's success was due to its weightings in energy and health care. Energy performed very well throughout 2000, with solid contributions from holdings such as Nabors Industries and Noble Drilling. Health care was increased earlier in the year and was especially strong; holdings such as Tenet Healthcare and King Pharmaceuticals aided Fund performance.


AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2000

                        S&P             RUSSELL
                      MID CAP  RUSSELL  MIDCAP
             CSF        400    MIDCAP   GROWTH
1 Year       13.84%   17.50%   8.25%    -11.75%
5 Years      18.18%   20.42%   16.68%    17.77%
10 Years     20.32%   19.86%   18.28%    18.10%

                               GROWTH OF $10,000
                                 OVER 10 YEARS

[GRAPH]

                    COLUMBIA        RUSSELL          RUSSELL MIDCAP             S&P
                  SPECIAL FUND       MIDCAP              GROWTH             MID CAP 400
     12/31/1990      $10,000        $10,000              $10,000            $10,000
     12/31/1991      $15,046        $14,151              $14,703            $15,011
     12/31/1992      $17,107        $16,463              $15,984            $16,800
     12/31/1993      $20,816        $18,818              $17,772            $19,144
     12/31/1994      $21,293        $18,424              $17,388            $18,455
     12/31/1995      $27,581        $24,773              $23,297            $24,165
     12/31/1996      $31,185        $29,480              $27,369            $28,802
     12/31/1997      $35,127        $38,032              $33,538            $38,102
     12/31/1998      $40,972        $41,870              $39,531            $45,383
     12/31/1999      $55,858        $49,503              $59,807            $52,064
     12/31/2000      $63,592        $53,594              $52,761            $61,200

Past performance is not predictive of future results. The S&P Mid Cap 400 is an unmanaged index generally considered representative of the U.S. market for mid-cap stocks. The S&P Mid Cap 400 will be replaced by the Russell Midcap Index, which is more representative of the stocks held by the Fund. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


We managed downside risk to the portfolio by avoiding most of the non-earnings technology stocks during the year, particularly the e-tailer and dot.com stocks without established business models. Although technology had been a weak sector since early March, some of our stocks in this area, such as BEA Systems and Ciena Corp., performed relatively well. We did experience disappointing performance from some holdings, particularly in the media sector in the second half of the year. Advertising spending slowed considerably due to slower economic growth and the struggles of dot.coms, whose generous ad budgets previously lifted this sector.

SEEKING NEW OPPORTUNITIES

The economy has slowed sharply, valuations have been corrected, and earnings expectations have been lowered. In addition, the Fed has begun to lower short-term interest rates. All of these factors point to a difficult and uncertain environment for the first half of 2001, but we are optimistically looking ahead to some improvement in the second half.

We expect that companies that make it through this economic "air pocket" with their earnings power intact should perform very well. Companies that have previously disappointed, but whose valuations have been overly discounted, may also represent attractive situations. We are optimistic that after some "choppy waters" early in the new year, the market will improve, and we are seeking opportunities created by market downturns.

Thank you for your confidence in Columbia Special Fund.

RICHARD J. JOHNSON
PORTFOLIO MANAGER


                                TOP TEN HOLDINGS
                                % of Net Assets
                               12/31/00  6/30/00
Tenet Healthcare Corp.           3.5      1.0
Nabors Industries, Inc.          3.4      2.0
Ciena Corp.                      3.3      3.2
BEA Systems, Inc.                2.6      2.6
ALZA Corp.                       2.0      2.4
AES Corp.                        2.0      1.3
FPL Group, Inc.                  1.9       --
Noble Drilling Corp.             1.7      1.5
Waters Corp.                     1.7      2.1
Univision Communications, Inc.
(Class A)                        1.4      2.0


                                TOP FIVE SECTORS
                                % of Net Assets
                               12/31/00   6/30/00
Technology                       23.4      44.6
Consumer Staples                 23.2      12.3
Consumer Cyclical                13.1      12.6
Energy                           13.1      12.2
Media/Telecommunications          6.9       7.5

COLUMBIA SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                           SHARES                  VALUE
                                                                    ----------------------   -------------------
COMMON STOCKS (91.6%)
AUTO & HOUSING (1.0%)
        Centex Corp.                                                              294,900  $         11,077,181
                                                                                             -------------------

BANKS (4.0%)
        Capital One Financial Corp.                                                72,200             4,751,663
        Charter One Financial, Inc.                                               384,100            11,090,887
        Comerica, Inc.                                                            100,700             5,979,063
        Golden State Bancorp, Inc.                                                146,110             4,593,333
        KeyCorp                                                                   204,800             5,734,400
        Washington Mutual, Inc.                                                   150,000             7,959,375
        Zions Bancorporation                                                       54,300             3,390,356
                                                                                             -------------------
                                                                                                     43,499,077
                                                                                             -------------------
BROADCASTING (2.5%)
        Gemstar-TV Guide International, Inc. *                                    125,000             5,796,875
        Hispanic Broadcasting Corp. *                                             200,000             5,100,000
        Univision Communications, Inc. (Class A) *                                387,500            15,863,281
                                                                                             -------------------
                                                                                                     26,760,156
                                                                                             -------------------
CABLE (1.1%)
        Charter Communications, Inc. (Class A) *                                  545,200            12,369,225
                                                                                             -------------------

CONSUMER CYCLICAL SERVICES (6.8%)
        Acxiom Corp. *                                                            223,200             8,690,850
        Apollo Group, Inc. (Class A) *                                            252,700            12,429,681
        Concord EFS, Inc. *                                                       100,000             4,393,750
        Convergys Corp. *                                                         267,350            12,114,297
        Critical Path, Inc  *                                                     195,000             5,996,250
        DST Systems, Inc. *                                                       145,040             9,717,680
        Fiserv, Inc. *                                                            153,800             7,295,888
        Sabre Holdings Corp. *                                                    331,770            14,307,581
                                                                                             -------------------
                                                                                                     74,945,977
                                                                                             -------------------
DOMESTIC INTEGRATED (0.8%)
        Tosco Corp.                                                               254,000             8,620,125
                                                                                             -------------------

ELECTRIC & NATURAL GAS (6.2%)
        AES Corp. *                                                               398,000            22,039,250
        Calpine Corp. *                                                           272,400            12,275,025
        Dynegy, Inc. (Class A)                                                    235,900            13,225,144
        FPL Group, Inc.                                                           285,400            20,477,450
                                                                                             -------------------
                                                                                                     68,016,869
                                                                                             -------------------

                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                           SHARES                  VALUE
                                                                    ----------------------   -------------------
ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (1.7%)
        Corning, Inc.                                                              98,350  $          5,194,109
        PerkinElmer, Inc.                                                          81,400             8,547,000
        Thermo Electron Corp. *                                                   175,300             5,215,175
                                                                                             -------------------
                                                                                                     18,956,284
                                                                                             -------------------
ENERGY SERVICES (8.4%)
        Grant Prideco, Inc. *                                                     185,000             4,058,438
        Nabors Industries, Inc. *                                                 620,500            36,702,575
        Noble Drilling Corp. *                                                    435,500            18,917,031
        R&B Falcon Corp. *                                                        292,100             6,700,044
        Transocean Sedco Forex, Inc.                                              238,100            10,952,600
        Weatherford International, Inc. *                                         305,400            14,430,150
                                                                                             -------------------
                                                                                                     91,760,838
                                                                                             -------------------
EXPLORATION & PRODUCTION (3.9%)
        Anadarko Petroleum Corp.                                                  164,800            11,713,984
        Apache Corp.                                                              190,500            13,346,906
        Burlington Resources, Inc.                                                150,200             7,585,100
        Devon Energy Corp.                                                        166,500            10,151,505
                                                                                             -------------------
                                                                                                     42,797,495
                                                                                             -------------------
HEALTH CARE (21.0%)
        ALZA Corp. *                                                              522,000            22,185,000
        Biovail Corp. *                                                           331,900            12,890,996
        Cardinal Health, Inc.                                                     102,100            10,171,712
        Caremark Rx, Inc. *                                                       585,600             7,942,200
        Chiron Corp. *                                                            201,200             8,953,400
        Elan Corp. plc ADR *                                                      200,100             9,367,181
        Enzon, Inc.*                                                              217,768            13,515,227
        Genentech, Inc. *                                                         171,000            13,936,500
        Health Management Associates, Inc. (Class A) *                            627,100            13,012,325
        Immunex Corp. *                                                           213,400             8,669,375
        IMS Health, Inc.                                                          518,700            14,004,900
        Inhale Therapeutic Systems, Inc. *                                        174,600             8,817,300
        King Pharmaceuticals, Inc. *                                              217,060            11,219,289
        McKesson HBOC, Inc.                                                       342,700            12,299,503
        Millennium Pharmaceuticals, Inc. *                                        105,000             6,496,875
        QIAGEN N.V. *                                                             147,660             5,108,113
        Shire Pharmaceuticals Group plc ADR *                                     185,900             8,563,019
        Tenet Healthcare Corp. *                                                  857,300            38,096,269
        Watson Pharmaceuticals, Inc. *                                            100,000             5,118,750
                                                                                             -------------------
                                                                                                    230,367,934
                                                                                             -------------------

                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                           SHARES                  VALUE
                                                                    ----------------------   -------------------
HOTELS & GAMING (1.0%)
        Harrah's Entertainment, Inc. *                                            420,000  $         11,077,500
                                                                                             -------------------

MEDICAL DEVICES (2.2%)
        Applera Corp. - Applied Biosystems Group                                   58,800             5,530,875
        Waters Corp. *                                                            222,900            18,612,150
                                                                                             -------------------
                                                                                                     24,143,025
                                                                                             -------------------
PERIPHERALS (1.4%)
        Emulex Corp. *                                                            108,800             8,697,200
        Tektronix, Inc.                                                           197,600             6,656,650
                                                                                             -------------------
                                                                                                     15,353,850
                                                                                             -------------------
POLLUTION CONTROL (0.5%)
        Cuno, Inc. *                                                              210,000             5,630,625
                                                                                             -------------------

PUBLISHING/ADVERTISING (2.1%)
        E.W. Scripps Co. (Class A)                                                 92,400             5,809,650
        New York Times Co. (Class A)                                              136,000             5,448,500
        Reader's Digest Association, Inc. (Class A)                               294,200            11,510,575
                                                                                             -------------------
                                                                                                     22,768,725
                                                                                             -------------------
RESTAURANTS (2.1 %)
        Brinker International, Inc. *                                             238,500            10,076,625
        Outback Steakhouse, Inc. *                                                508,200            13,149,675
                                                                                             -------------------
                                                                                                     23,226,300
                                                                                             -------------------
RETAIL (1.6%)
        Jones Apparel Group, Inc. *                                               200,000             6,437,500
        Limited, Inc.                                                             643,660            10,982,449
                                                                                             -------------------
                                                                                                     17,419,949
                                                                                             -------------------
SEMICONDUCTORS (2.1%)
        Altera Corp. *                                                            323,500             8,512,094
        Micron Technology, Inc. *                                                 200,000             7,100,000
        Sandisk Corp. *                                                           253,700             7,040,175
                                                                                             -------------------
                                                                                                     22,652,269
                                                                                             -------------------
SOFTWARE (10.6%)
#       BEA Systems, Inc. *                                                       420,600            28,311,638
        Cadence Design Systems, Inc. *                                            450,800            12,397,000
        Electronic Arts, Inc. *                                                   278,100            11,854,013
        Informatica Corp. *                                                        91,200             3,608,100
        Internet Security Systems, Inc. *                                          92,200             7,231,937
        Intuit, Inc. *                                                            353,200            13,929,325
        Macromedia, Inc. *                                                        129,050             7,839,787
        Mercury Interactive Corp. *                                                80,000             7,220,000

                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                           SHARES                  VALUE
                                                                    ----------------------   -------------------
        Micromuse, Inc. *                                                          88,000  $          5,311,625
        Peregrine Systems, Inc. *                                                 277,700             5,484,575
        Rational Software Corp. *                                                 333,600            12,989,550
                                                                                             -------------------
                                                                                                    116,177,550
                                                                                             -------------------
TECHNOLOGY SERVICES (1.6%)
        Flextronics International, Ltd. *                                         145,300             4,141,050
        Macrovision Corp. *                                                       181,600            13,441,237
                                                                                             -------------------
                                                                                                     17,582,287
                                                                                             -------------------
TELECOMMUNICATION SERVICES (1.3%)
        McLeodUSA, Inc. (Class A) *                                               409,600             5,785,600
        Western Wireless Corp. (Class A) *                                        209,000             8,190,188
                                                                                             -------------------
                                                                                                     13,975,788
                                                                                             -------------------
TELECOMMUNICATIONS EQUIPMENT (7.7%)
        ADC Telecommunications, Inc. *                                            421,000             7,630,625
#       Ciena Corp. *                                                             437,600            35,609,700
        Juniper Networks, Inc. *                                                   34,300             4,323,944
        Polycom, Inc. *                                                           301,200             9,694,875
        Powerwave Technologies, Inc. *                                            169,200             9,898,200
        Redback Networks, Inc. *                                                   58,810             2,411,210
        Scientific-Atlanta, Inc.                                                   91,400             2,976,212
        Sycamore Networks, Inc. *                                                 179,800             6,697,550
        Tellabs, Inc. *                                                            91,500             5,169,750
                                                                                             -------------------
                                                                                                     84,412,066
                                                                                             -------------------
Total Common Stocks
        (Cost $782,979,872)                                                                       1,003,591,095
                                                                                             -------------------

CONVERTIBLE PREFERRED STOCK (0.2%)
TELECOMMUNICATIONS EQUIPMENT
        Nanovation Technologies, Inc. *
           (Private Placement)
           (Cost $2,164,275)                                                      144,285             2,164,275
                                                                                             -------------------

                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                          PRINCIPAL
                                                                         OR CONTRACTS               VALUE
                                                                    ----------------------   -------------------
OPTIONS (0.4%)
  SOFTWARE (0.2%)
        BEA Systems Put Options Strike Price $65
        Expires 03/17/2001                                                          1,750 $           1,881,250

  TELECOMMUNICATIONS EQUIPMENT (0.2%)
        Ciena Corp. Put Options Strike Price $97.50
        Expires 01/20/2001                                                          1,500             2,906,250
                                                                                             -------------------

   Total Options
        (Cost $4,033,250)                                                                             4,787,500
                                                                                             -------------------

REPURCHASE AGREEMENTS (9.5%)
        J.P. Morgan Securities, Inc.
        6.58% Dated 12/29/2000, due 01/02/2001 in the
        amount of  $56,821,146.
        Collateralized by U.S. Treasury Notes
         5.25% to 6.625% due 05/15/2001 to 02/15/2006
        U.S. Treasury Bonds
         5.25% to 8.875% due 08/15/2017 to 11/15/2028
        U.S. Treasury Bill due 03/01/2001                                    $ 56,810,903            56,810,903
        Merrill Lynch
         6.59% dated 12/29/2000, due 01/02/2001 in the
        amount of $47,008,486.
        Collateralized by U. S. Treasury Strips
        due 02/15/2006 to 05/15/2027                                           47,000,000            47,000,000
                                                                                             -------------------
Total Repurchase Agreements
        (Cost  $103,810,903)                                                                        103,810,903
                                                                                             -------------------

TOTAL INVESTMENTS (101.7%)
(Cost $892,988,300)                                                                               1,114,353,773
OTHER ASSETS LESS LIABILITIES (-1.7%)                                                               (18,829,007)
                                                                                             -------------------
NET ASSETS (100.0%)                                                                        $      1,095,524,766
                                                                                             ===================


*       Non-income producing

#       Call Option Contracts                                     Expiration    Exercise Price            Value
        --------------------------------------------------------------------------------------------------------
        1750  BEA Systems, Inc.                                   03/17/2001         $ 85           $ 1,192,188
        1500  Ciena Corp.                                         01/20/2001          115               168,750


                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(In Thousands except net asset value)

ASSETS:
  Investments at cost .............................................   $  892,988
  Investments at cost - federal income tax purposes ...............   $  903,002
-------------------------------------------------------------------   ----------

  Investments at value ............................................   $1,114,354
  Receivable for:
    Capital stock sold ............................................        7,150
    Investments sold ..............................................        1,050
    Interest ......................................................          473
    Dividends .....................................................          115
                                                                      ----------
  Total assets ....................................................    1,123,142
                                                                      ----------

LIABILITIES:
  Payable for:
    Covered call options at value (Cost $3,988)  ..................        1,361
    Investments purchased .........................................       13,696
    Capital stock redeemed ........................................       11,580
    Investment management fees ....................................          794
    Transfer agent fees and expenses ..............................           76
    Accrued expenses ..............................................          110
                                                                      ----------
  Total liabilities ...............................................       27,617
                                                                      ----------

NET ASSETS ........................................................   $1,095,525
                                                                      ==========

NET ASSETS consist of:
    Paid-in capital ...............................................   $  845,437
    Undistributed net realized gain from investment transactions ..       26,095
    Unrealized appreciation on investments ........................      223,993
                                                                      ----------

NET ASSETS ........................................................   $1,095,525
                                                                      ==========

SHARES OF CAPITAL STOCK OUTSTANDING ...............................       42,157
                                                                      ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ..........   $    25.99
                                                                      ==========

                 See Accompanying Notes to Financial Statements

COLUMBIA SPECIAL FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands )


NET INVESTMENT INCOME:
      Income:
          Interest .......................................................   $   2,094
          Dividends ......................................................       4,806
                                                                             ---------
              Total income ...............................................       6,900
                                                                             ---------

      Expenses:
          Investment management fees .....................................       9,717
          Transfer agent fees and expenses ...............................         895
          Shareholder servicing fees .....................................         253
          Postage, printing and other ....................................         167
          Custodian fees .................................................         112
          Legal, insurance and audit fees ................................          48
          Registration and filing fees ...................................          26
          Directors' fees ................................................           9
                                                                             ---------
              Total expenses .............................................      11,227

          Fees paid indirectly ...........................................         (34)
                                                                             ---------

              Net expenses ...............................................      11,193
                                                                             ---------

      Net investment loss ................................................      (4,293)
                                                                             ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain from investment transactions .....................     228,792

      Change in net unrealized appreciation or depreciation on investments    (103,303)
                                                                             ---------

      Net realized and unrealized gain on investments ....................     125,489
                                                                             ---------

NET INCREASE RESULTING FROM OPERATIONS ...................................   $ 121,196
                                                                             =========

COLUMBIA SPECIAL FUND, INC.
STATEMENTS  OF  CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
(In Thousands )

                                                                  2000          1999
                                                              ------------   ----------
Operations:
      Net investment loss .................................   $    (4,293)   $    (4,980)

      Net realized gain from investment transactions ......       228,792        202,258

      Change in net unrealized appreciation or depreciation
         on investments ...................................      (103,303)        38,704
                                                              -----------    -----------

      Net increase resulting from operations ..............       121,196        235,982

DISTRIBUTIONS TO SHAREHOLDERS:
      From net realized gain from investment transactions .      (267,238)       (64,906)

NET CAPITAL SHARE TRANSACTIONS ............................       323,245       (222,113)
                                                              -----------    -----------

Net increase (decrease) in net assets .....................       177,203        (51,037)

NET ASSETS:
      Beginning of year ...................................       918,322        969,359
                                                              -----------    -----------

      End of year .........................................   $ 1,095,525    $   918,322
                                                              ===========    ===========

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Columbia Special Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The Fund is one of fifteen funds of the Columbia Funds.

Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

OPTION CONTRACTS. The Fund may engage in option contracts. A fund may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Schedule of Investments. These amounts reflect each contract's exposure to the underlying instrument. Buying puts and writing calls tends to decrease a fund's exposure to the underlying instruments or to hedge other fund investments.

Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked to marker daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchase upon exercise will be increased by the premium originally paid.

When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is mark-to-market daily. When a written option expires, the fund will realize a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option is sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME AND EXPENSES. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses of the Columbia Funds. Expenses for "fees paid indirectly" reflect earnings credits on uninvested cash balances used to reduce the fund's custodian charges.

NOTES TO FINANCIAL STATEMENTS

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The amounts of fees and expenses described below are shown on the Fund's statement of operations.

Columbia Funds Management Company (CFMC) manages the Fund and Columbia Trust Company (CTC), a wholly owned subsidiary of CFMC, is the transfer and shareholder servicing agent. CFMC is an indirect subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by the Fund to CFMC. The fee is equal to an annual rate of 1% of the first $500 million and 0.75 of 1% in excess of $500 million.

Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Fund.

Transfer agent fees were paid by the Fund to CTC for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The Fund also reimburse CTC for certain direct shareholder servicing and accounting costs.

NOTE 3 - FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, deferral of losses from wash sales, post-October losses, and equalization payments. For the year ended December 31, 2000, the Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for federal income tax purposes. Also, for the year ended December 31, 2000 the Fund designated $176,292,577 as long-term gains. For federal income tax purposes, the Fund had net unrealized appreciation of $213,979,044, composed of gross appreciation of $258,619,325 for securites having an excess of value over cost and gross depreciation of $44,640,281 for securities having an excess of cost over value.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - INVESTMENT TRANSACTIONS

During the year ended December 31, 2000, purchases, sales, and net realized gains (losses) of long-term securities were $1,740,718,320, $1,746,949,414, and $228,791,594, respectively.

During the year ended December 31, 2000, written option transactions were as follows:


                                              Puts                                  Calls
                                        -------------------------------------- ----------------------------------
                                            Number of                             Number of
                                            Contracts           Premiums          Contracts         Premiums
                                        ------------------  ------------------ ----------------- ----------------
Outstanding at December 31, 1999                        -       $           -                 -  $             -
Options written                                     4,000           4,997,500             4,000        4,964,834
Options expired                                         -                   -                 -                -
Options closed                                      (750)           (964,250)             (750)        (976,342)
Options exercised                                       -                   -                 -                -
                                        ------------------  ------------------ ----------------- ----------------
Outstanding at December 31, 2000                    3,250       $   4,033,250        3,250          $  3,988,492
                                        ==================  ================== ================= ================


NOTE 5 - CAPITAL STOCK ACTIVITY
(In Thousands)

                                                              2000             1999
                                                              ----             ----
SHARES:
  Shares sold ....................................          14,843            8,092
  Shares issued for reinvestment of distributions            9,709            2,110
                                                     -------------    -------------
                                                            24,552           10,202

  Shares redeemed ................................         (13,081)         (20,554)
                                                     -------------    -------------
  Net increase (decrease) in shares ..............          11,471          (10,352)
                                                     =============    =============

AMOUNTS:
  Sales ..........................................   $     519,898    $     189,699
  Reinvestment of dividends ......................         258,830           63,166
                                                     -------------    -------------
                                                           778,728          252,865

  Redemptions ....................................        (455,483)        (474,978)
                                                     -------------    -------------
  Net increase (decrease) ........................   $     323,245    $    (222,113)
                                                     =============    =============

  Capital stock authorized (shares) ..............     100,000,000
  Par value ......................................   $        0.01

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Columbia Special Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Special Fund, Inc. (the Fund) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosure in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion.

PricewaterhouseCoopers LLP

Portland, Oregon

February 7, 2001